AGREEMENT

         Agreement made this 10 day of December, 2006 by and between New Valu, Inc. ("Lender") and John Acunto ("Guarantor")

                               W I T N E S S E T H

         WHEREAS, Lender has loaned to Genco Power Solutions, Inc. ("Genco"), the sum of Two Million One Hundred Thousand and 00/100 Dollars ($2,100,000.00) pursuant to a Promissory Note and Loan Agreement each dated May 8, 2006, as modified by Modification to Loan Agreement dated September 5, 2006 (collectively the "Loan"); and

         WHEREAS, Guarantor has personally guaranteed the obligations of Genco under the Loan pursuant to a Commercial Guaranty executed by Guarantor (the "Acunto Guaranty"); and

         WHEREAS, Guarantor has been advised that Adsouth, Inc. and Adsouth Partners, Inc. have been released from their guarantees of the Loan pursuant to an Agreement executed simultaneously herewith and Guarantor, in consideration of his continued employment at Genco, agrees as follows:

         NOW THEREFORE, in consideration of one and 00/100 dollars ($1.00) and other good and valuable consideration, a receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Guarantor hereby confirms that his Guaranty dated May 8, 2006 is in full force and effect with respect to the Loan notwithstanding the release of Adsouth, Inc. and Adsouth Partners, Inc. as Guarantors of the Loan and that Guarantor has no defenses or offsets to the Guaranty.

         2. Guarantor agrees that all obligations of Genco to Guarantor are hereby forgiven, including any deferred compensation owed by Genco to the Guarantor and that no further indebtedness exists between Genco and Guarantor.

         3. The Guarantor agrees to cause the common stock which he and his wife own in


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

                  Adsouth, Inc. to be transferred to the Lender, by documents to be executed within fifteen (15) days from the date hereof.

         4. Guarantor agrees that his employment agreement with Genco is terminated and that he and Genco will negotiate in good faith to enter into a new employment agreement within ten (10) business days. Genco has executed this Agreement to acknowledge the above.

         5. This Agreement shall bind the heirs, administrators, successors and assigns of the parties hereto.

                  (Remainder of page intentionally left blank)


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

                  IN WITNESS WHEREOF the parties have executed this Agreement the day and year first written above.


                                        NEW VALU, INC.


                                        By: /S/ Burton Kaufman___________
                                           Name: Burton Kaufman
                                           Title: Vice President



                                        /S/ John Acunto__________________
                                          John Acunto


                                        GENCO POWER SOLUTIONS, INC.


                                        By: /S/ John Acunto______________
                                           Name: John Acunto
                                           Title: Chief Executive Officer


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

STATE OF NEW YORK     )
                      ) ss:
COUNTY OF             )

                  On the 11 day of December in the year 2006, before me, the undersigned, personally appeared Burton Kaufman as Vice President for NEW VALU, INC., personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        Notary Public


STATE OF FLORIDA      )
                      ) ss:
COUNTY OF BROWARD     )

                  On the 10 day of December in the year 2006, before me, the undersigned, personally appeared JOHN ACUNTO, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        Notary Public

STATE OF FLORIDA      )
                      ) ss:
COUNTY OF BROWARD     )


                  On the 10 day of December in the year 2006, before me, the undersigned, personally appeared John Acunto as Chief Executive Officer for GENCO POWER SOLUTIONS, INC., personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        Notary Public


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